UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2016

NATIONAL PENN BANCSHARES, INC.

(Exact name of Registrant Specified in Charter)

Pennsylvania	000-22537-01	23-2215075
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100, Allentown, PA	18101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on April 1, 2016, of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 17, 2015 (the “Merger Agreement”), by and between BB&T Corporation, a North Carolina corporation (“BB&T”), and National Penn Bancshares, Inc., a Pennsylvania corporation (“National Penn”), including the merger of National Penn with and into BB&T, with BB&T as the surviving entity (the “Merger”).

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Merger, BB&T assumed certain obligations of National Penn with respect to its outstanding trust preferred securities and its 4.25% Senior Notes due 2024 (the “Senior Notes”), as set forth below.

Pursuant to the First Supplemental Indenture, dated as of April 1, 2016, among BB&T, National Penn and The Bank of New York Mellon Trust Company, N.A., as successor-in-interest to JPMorgan Chase Bank (the “NPB Capital III Supplemental Indenture”), BB&T assumed the performance of the covenants and conditions to be performed or observed by National Penn under the Indenture, dated as of February 20, 2004, between National Penn and The Bank of New York Mellon Trust Company, N.A., as successor-in-interest to JPMorgan Chase Bank, as Trustee, relating to Junior Subordinated Debt Securities due April 23, 2034, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the Assumption Letter, dated as of April 4, 2016, between BB&T and The Bank of New York Mellon Trust Company, N.A. (the “NPB Capital III Assumption Letter”), BB&T assumed all the duties, warranties and obligations of National Penn under the Guarantee Agreement, dated as of February 20, 2004, between National Penn, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as successor-in-interest to JPMorgan Chase Bank, as Guarantee Trustee.

Pursuant to the First Supplemental Indenture, dated as of April 1, 2016, among BB&T, National Penn and Wilmington Trust Company (the “NPB Capital IV Supplemental Indenture”), BB&T assumed the performance of the covenants and conditions to be performed or observed by National Penn under the Indenture, dated as of March 25, 2004, between National Penn and Wilmington Trust Company, as Trustee, relating to Floating Rate Junior Subordinated Debt Securities due 2034, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the Assumption Letter, dated as of April 1, 2016, between BB&T and Wilmington Trust Company (the “NPB Capital IV Assumption Letter”), BB&T assumed all the duties, warranties and obligations of National Penn under the Guarantee Agreement, dated as of March 25, 2004, between National Penn, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

Pursuant to the First Supplemental Indenture, dated as of April 1, 2016, among BB&T, National Penn and Wells Fargo Bank, National Association (the “NPB Capital V Supplemental Indenture”), BB&T assumed the performance of the covenants and conditions to be performed or observed by National Penn under the Indenture, dated as of April 7, 2004, between National Penn and Wells Fargo Bank, National Association, as Trustee, relating to Junior Subordinated Debt Securities due April 7, 2034, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the Assumption Letter, dated as of April 1, 2016, between BB&T and Wells Fargo Bank, National Association (the “NPB Capital V Assumption Letter”), BB&T assumed all the duties, warranties and obligations of National Penn under the Guarantee Agreement, dated as of April 7, 2004, between National Penn, as Guarantor, and Wells Fargo Bank, National Association, as Guarantee Trustee.

Pursuant to the First Supplemental Indenture, dated as of April 1, 2016, among BB&T, National Penn and U.S. Bank National Association (the “NPB Capital VI Supplemental Indenture”), BB&T assumed the performance of the covenants and conditions to be performed or observed by National Penn under the Indenture, dated as of January 19, 2006, between National Penn and U.S. Bank National Association, as successor to Bank of America, N.A. (formerly known as LaSalle Bank National Association), as Trustee, relating to Junior Subordinated Debt Securities due March 15, 2036, and the due and punctual payment of the principal of and premium, if any, and interest on all of such securities. In addition, pursuant to the Assumption Letter, dated as of April 1, 2016, between BB&T and U.S. Bank National Association (the “NPB Capital VI Assumption Letter,” and together with the NPB Capital III Assumption Letter, the NPB Capital IV Assumption Letter and the NPB Capital V Assumption Letter, the “Assumption Letters”), BB&T assumed all the duties, warranties and obligations of National Penn under the Guarantee Agreement, dated as of January 19, 2006, between National Penn, as Guarantor, and U.S. Bank National Association, as successor to Bank of America, N.A. (formerly known as LaSalle Bank National Association), as Guarantee Trustee.

In connection with the Merger, National Penn, BB&T and U.S. Bank National Association also entered into the Second Supplemental Indenture (the “Notes Supplemental Indenture,” and together with the NPB Capital III Supplemental Indenture, the NPB Capital IV Supplemental Indenture, the NPB Capital V Supplemental Indenture and the NPB Capital VI Supplemental Indenture, the “Supplemental Indentures”), dated as of April 1, 2016, pursuant to which BB&T assumed the obligation to pay, perform and discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by National Penn under the Indenture, dated as of September 16, 2014, between National Penn and U.S. Bank National Association, as Trustee (as supplemented by the First Supplemental Indenture, dated as of September 16, 2014), relating to the Senior Notes.

The foregoing descriptions of the Supplemental Indentures and the Assumption Letters do not purport to be complete and are qualified in their entirety by reference to the applicable documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, with respect to the Supplemental Indentures, and Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, with respect to the Assumption Letters, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 1, 2016, National Penn merged with and into BB&T, with BB&T continuing as the surviving entity (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of August 17, 2015 (the “Merger Agreement”), by and between BB&T and National Penn. Immediately following the Merger, National Penn Bank, a national banking association that was wholly owned by National Penn, merged with and into Branch Banking and Trust Company, a North Carolina bank wholly owned by BB&T (“Branch Bank”), with Branch Bank continuing as the surviving entity (the “Bank Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of National Penn common stock, subject to the proration and allocation procedures set forth in the Merger Agreement, was converted into the right to receive for each share of National Penn common stock, without par value (“National Penn Common Stock”) either (i) $13.00 in cash (the “cash consideration”) or (ii) 0.3206 of a share (the “Exchange Ratio”) of BB&T common stock, par value $5.00 per share (the “stock consideration” and, together with the cash consideration, the “Merger Consideration”). At the Effective Time, each option granted by National Penn to purchase shares of National Penn common stock fully vested and converted into an option to purchase BB&T common stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of BB&T common stock issuable upon exercise of such option based on the Exchange Ratio. At the Effective Time, each National Penn restricted stock award, restricted stock unit award and National Penn deferred stock unit award that by its terms or by the terms of the applicable National Penn stock plan or deferral election settle in connection with the Merger fully vested and was converted into the right to receive the Merger Consideration, with the same election right as shares of National Penn common stock. At the Effective Time, each National Penn deferred stock unit award that did not by its terms or by the terms of the applicable National Penn stock plan or deferral election settle in connection with the Merger fully vested, and was assumed by BB&T, with each such assumed award to be paid in accordance with the applicable deferral election.

As previously announced, the election deadline for holders of National Penn Common Stock and certain National Penn equity awards to elect the form of consideration they wished to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, was 5:00 p.m., Eastern Daylight Time, on March 30, 2016. Pursuant to the Merger Agreement, at the Effective Time, 30% of the shares of National Penn Common Stock (including the National Penn restricted stock, restricted stock units and deferred stock units that had the same election rights as shares of National Penn Common Stock) outstanding immediately prior to the Effective Time were converted into the right to receive the cash consideration and 70% of the shares of National Penn Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the stock consideration. The cash consideration was funded through cash on hand from BB&T.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to National Penn’s Current Report on Form 8-K filed on August 20, 2015 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2016, National Penn notified the NASDAQ Stock Market (the “NASDAQ”) that the Merger had been completed, and requested that the NASDAQ suspend trading of National Penn’s common stock on the NASDAQ and remove National Penn’s common stock from listing on the NASDAQ, in each case, prior to market open on April 4, 2016. National Penn has also requested the NASDAQ to file a notification of removal from listing of National Penn’s common stock on Form 25 with U.S. Securities and Exchange Commission (the “SEC”).

Additionally, National Penn intends to file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934 (the “Exchange Act”) to request the deregistration of the Company’s common stock and certain other securities under Section 12 of the Exchange Act and the suspension of National Penn’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth in the Introductory Note above and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note above and in Item 1.01, Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note above and in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2016, effective upon the consummation of the Merger, National Penn’s directors and executive officers ceased serving in such capacities.

Item 8.01.	Other Events.

On April 4, 2016, BB&T issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 17, 2015, by and between BB&T Corporation and National Penn Bancshares, Inc. (attached as Exhibit 2.1 to National Penn’s Form 8-K filed on August 20, 2015 and incorporated herein by reference).

4.1	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to NPB Capital Trust III trust preferred securities).

4.2	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and Wilmington Trust Company, as Trustee (relating to NPB Capital Trust IV trust preferred securities).

4.3	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and Wells Fargo Bank, National Association, as Trustee (relating to NPB Capital Trust V trust preferred securities).

4.4	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and U.S. Bank National Association, as Trustee (relating to NPB Capital Trust VI trust preferred securities).

4.5	Second Supplemental Indenture, dated as of April 1, 2016, by and between National Penn Bancshares, Inc., BB&T Corporation and U.S. Bank National Association, as Trustee (relating to 4.250% Senior Notes).

10.1	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and The Bank of New York Mellon Trust Company, N.A. (relating to NPB Capital Trust III trust preferred securities).

10.2	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and Wilmington Trust Company (relating to NPB Capital Trust IV trust preferred securities).

10.3	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and Wells Fargo Bank, National Association (relating to NPB Capital Trust V trust preferred securities).

10.4	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and U.S. Bank National Association (relating to NPB Capital Trust VI trust preferred securities).

99.1	Press Release, dated April 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION, as successor to National Penn Bancshares, Inc.

Date: April 4, 2016	By:	/s/ Cynthia B. Powell
		Name:	Cynthia B. Powell
		Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 17, 2015, by and between BB&T Corporation and National Penn Bancshares, Inc. (attached as Exhibit 2.1 to National Penn’s Form 8-K filed on August 20, 2015 and incorporated herein by reference).

4.1	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to NPB Capital Trust III trust preferred securities).

4.2	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and Wilmington Trust Company, as Trustee (relating to NPB Capital Trust IV trust preferred securities).

4.3	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and Wells Fargo Bank, National Association, as Trustee (relating to NPB Capital Trust V trust preferred securities).

4.4	First Supplemental Indenture, dated as of April 1, 2016, among BB&T Corporation, National Penn Bancshares, Inc. and U.S. Bank National Association, as Trustee (relating to NPB Capital Trust VI trust preferred securities).

4.5	Second Supplemental Indenture, dated as of April 1, 2016, by and between National Penn Bancshares, Inc., BB&T Corporation and U.S. Bank National Association, as Trustee (relating to 4.250% Senior Notes).

10.1	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and The Bank of New York Mellon Trust Company, N.A. (relating to NPB Capital Trust III trust preferred securities).

10.2	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and Wilmington Trust Company (relating to NPB Capital Trust IV trust preferred securities).

10.3	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and Wells Fargo Bank, National Association (relating to NPB Capital Trust V trust preferred securities).

10.4	Assumption Letter, dated as of April 1, 2016, between BB&T Corporation and U.S. Bank National Association (relating to NPB Capital Trust VI trust preferred securities).

99.1	Press Release, dated April 4, 2016.